ZIEGLER FLOATING RATE FUND

Class A (ZFLAX)
Class C (ZFLCX)
Institutional Class (ZFLIX)

Supplement dated January 16, 2018 to the
Summary Prospectus, Prospectus and Statement of Additional Information
each dated January 31, 2017, as supplemented

Effective January 12, 2018, Valcour Capital Management LLC, the current sub-adviser to the Ziegler Floating Rate Fund (the “Fund”) is pleased to announce its name change to Pretium Credit Management, LLC. This new name of the Fund’s investment sub-adviser does not affect the investment objectives, principal investment strategies, or portfolio managers of the Fund, all of which remain unchanged. The only change is that all references to Valcour Capital Management LLC in each document are deleted and replaced with the name Pretium Credit Management, LLC.

Please retain this supplement for future reference.